Exhibit 1

                             JOINT FILING AGREEMENT

      Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D/A dated July 13, 1999 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Global Pharmaceutical Corporation. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this day of July 13, 1999.

                       FLEMING US DISCOVERY FUND III, L.P.
                    By: Fleming US Discovery Partners, L.P.,
                               its general partner
                       By: Fleming US Discovery, LLC, its
                                 general partner

                             By: /s/ Robert L. Burr
                         ------------------------------
                            Robert L. Burr, Director


                  FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
                    By: Fleming US Discovery Partners, L.P.,
                               its general partner
                       By: Fleming US Discovery, LLC, its
                                 general partner

                             By: /s/ Robert L. Burr
                           --------------------------
                            Robert L. Burr, Director


                       FLEMING US DISCOVERY PARTNERS, L.P.
                       By: Fleming US Discovery, LLC, its
                                 general partner

                             By: /s/ Robert L. Burr
                       ----------------------------------
                            Robert L. Burr, Director


                            FLEMING US DISCOVERY, LLC

                             By: /s/ Robert L. Burr
                       ----------------------------------
                            Robert L. Burr, Director

Exhibit 1

                              ROBERT FLEMING, INC.

                             By: /s/ Arthur A. Levy
                       ----------------------------------
                            Arthur A. Levy, Director


                          ROBERT FLEMING HOLDINGS, LTD.

                             By: /s/ Arthur A. Levy
                       ----------------------------------
                            Arthur A. Levy, Director

APPENDIX 1

         ADDRESS, ORGANIZATION AND PRINCIPAL BUSINESS OF EACH REPORTING PERSON REQUIRED BY ITEM 2 AND OTHER PERSONS REQUIRED BY ITEM 5


                               PRINCIPAL BUSINESS       PLACE OF
REPORTING PERSON               AND OFFICE ADDRESS       ORGANIZATION                   PRINCIPAL BUSINESS
Fleming US Discovery Fund      320 Park Avenue, 11th    Delaware limited partnership   to invest in securities with a
III, L.P.                      Floor                                                   view to long-term capital
("US Fund")                    New York, NY 10022                                      appreciation

Fleming US Discovery           c/o Bank of Bermuda, Ltd, Bermuda limited partnership   to invest in securities with a
Offshore Fund III, L.P.        6 Front St                                              view to long-term capital
("Offshore Fund," with US      Hamilton HM 11 Bermuda                                  appreciation
Funds the "Funds")

Fleming US Discovery           320 Park Avenue,         Delaware limited partnership   to act as the general partner
Partners, L.P.                 11th Floor                                              of the Funds
("Fleming Partners")           New York, NY  10022

Fleming US Discovery, LLC      320 Park Avenue,         Delaware limited liability     to act as the sole general
                               11th Floor               company                        partner of Fleming Partners
                               New York, NY 10022

Robert Fleming, Inc.           320 Park Avenue,         Delaware corporation           a registered investment
                               11th Floor                                              adviser and broker-dealer
                               New York, NY 10022

Robert Fleming Holdings,       25 Copthall Avenue       United Kingdom company         to provide international
Ltd.                           London EC2B 7PQ,                                        investment banking, asset
                               England                                                 management and securities
                                                                                       brokerage services to its
                                                                                       clients

OTHER

Fleming US Discovery           25 Copthall Avenue
Investment Trust               London EC2B 7PQ,
                               England

Fleming US Discovery           320 Park Avenue,
Fund                           11th Floor
                               New York, NY  10022

                                   Appendix 2

         INFORMATION ABOUT REPORTING PERSONS
         REQUIRED BY ITEM 2

         MANAGERS AND COMMITTEES OF FLEMING US DISCOVERY, LLC

MANAGERS

         Robert Fleming, Inc.
         Robert L. Burr
         Christopher M.V. Jones*
         Eytan M. Shapiro*
         Timothy R.V. Parton*

EXECUTIVE COMMITTEE

         Arthur A. Levy
         Iain O.S. Saunders
         Jonathan K.L. Simon
         Robert L. Burr
         Christopher M.V. Jones

INVESTMENT COMMITTEE

         Robert L. Burr
         Christopher M.V. Jones
         Eytan M. Shapiro
         Timothy R.V. Parton

* Eytan M. Shapiro, Christopher M.V. Jones and Timothy R.V. Parton are United Kingdom citizens. Robert L. Burr is a United States citizen. Their business address is 320 Park Avenue, 11th Floor, New York, New York 10022. The citizenship and business address, for each of the remaining persons listed above is contained in "Executive Officers and Directors of Robert Fleming, Inc."

            EXECUTIVE OFFICERS AND DIRECTORS OF ROBERT FLEMING, INC.

Name:                        Lord Robin Renwick
Citizenship:                 United Kingdom
Business Address:            Robert Fleming & Co.
                             25 Copthall Avenue
                             London EC2R-7DR, England
Title:                       Chairman of the Board

Name:                        Arthur A. Levy
Citizenship:                 United States
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       President, Vice Chairman and Director

Name:                        Christopher M.V. Jones
Citizenship:                 United Kingdom
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Director

Name:                        Larry A. Kimmel
Citizenship:                 United States
Business Address:            Robert Fleming,Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Vice President and Director of Compliance

Name:                        Iain O.S. Saunders
Citizenship:                 United Kingdom
Business Address:            Robert Fleming & Co.
                             25 Copthall Avenue
                             London EC2R-7DR, England
Title:                       Director

Name:                        Jonathan K.L. Simon
Citizenship:                 United Kingdom
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Director

Name:                        Andrea M. Whitmore
Citizenship:                 United States
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Chief Financial Officer and Vice President

Name:                        Mark Mattheys
Citizenship:                 United States
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
                             Director and Chief Operating Officer
Title:

Name:                        Charlie Bridge
Citizenship:                 United States
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Director

Name:                        Eduardo Canet
Citizenship:                 United States
Business Address:            Robert Fleming, Inc.
                             320 Park Avenue
                             New York, NY 10022
Title:                       Director

             OFFICERS AND DIRECTORS OF ROBERT FLEMING HOLDINGS, LTD.

BOARD OF DIRECTORS*          CITIZENSHIP

John Manser CBE              United Kingdom
Chairman

William Garrett              United Kingdom
Group Chief Executive

Phillip Wichelow             United Kingdom

Iain O.S. Saunders           United Kingdom

John Emly                    United Kingdom

Paul Bateman                 United Kingdom

Tom Hughes-Hallett           United Kingdom

Michael Baines               United Kingdom

David Boardman               United Kingdom

Robin Fleming                United Kingdom

Ken Inglis                   United Kingdom

Arthur A. Levy               United States

Bernard Taylor               United Kingdom

Sir Robin Renwick KCMG       United Kingdom

John Archibald               United Kingdom

Peter Barton                 United Kingdom

Ian Hannam                   United Kingdom

*With the exception of Arthur A. Levy, the business address for each of the above persons is 25 Copthall Avenue, London EC2R- 77DR, England. The titles below the first four names refer to officer titles.